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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2006


                              THE BISYS GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    001-31254                 13-3532663
----------------------------        ----------------           -------------
(State or other Jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)


               105 Eisenhower Parkway, Roseland, New Jersey 07068
               --------------------------------------------------
                    (Address of principal executive offices)

                                  973-461-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In connection with its review of its restated financial statements with the Securities and Exchange Commission, The BISYS Group, Inc. (the "Company") has discovered additional accounting errors in its restated financial statements previously filed in its annual report on Form 10-K for the fiscal year ended June 30, 2005. The errors are associated with the Company's accounting for certain acquisitions in its Life Insurance Services business during fiscal years 2001 through 2003. The net amount of such errors is currently estimated by the Company to be less than $3,000,000 in cumulative after-tax impact to its stockholders equity as of June 30, 2003. The Company is continuing its investigation and analysis of these errors and has not yet determined the appropriate manner in which the required adjustments will be reflected in its consolidated financial statements.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE BISYS GROUP, INC.


                                 By:  /s/ Bruce Dalziel
                                      ----------------------------------
                                      Bruce Dalziel
                                      Executive Vice President & Chief
                                      Financial Officer



Date: June 12, 2006



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